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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 19, 2005
                                                           ------------



                              Alleghany Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                      1-9371                   51-0283071
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


   375 Park Avenue, Suite 3201, New York, New York                10152
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     (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (212) 752-1356
                                                           --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

         On May 19, 2005, Alleghany Corporation entered into a definitive agreement providing for the sale of its world-wide industrial minerals business, World Minerals Inc., to Imerys USA, Inc., a wholly owned subsidiary of Imerys, S.A. Under the terms of the proposed transaction, Alleghany will receive a purchase price of $230 million in cash, subject to adjustment at closing for certain items which are expected to result in a net purchase price of approximately $215 million. The transaction is subject to customary closing conditions, including antitrust approvals.

         The foregoing description of the acquisition agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 10.1(a) and incorporated herein by reference. A copy of the press release issued by Alleghany Corporation announcing that it had entered into the acquisition agreement is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits. The following exhibits accompany this report:

              Exhibit Number          Exhibit Description
              --------------          -------------------
                 10.1(a)              Stock Purchase Agreement, dated as of
                                      May 19, 2005, by and among Imerys
                                      USA, Inc., Imerys, S.A. and Alleghany
                                      Corporation (the "Stock Purchase
                                      Agreement")

                 10.1(b) List of Contents of Exhibits and Schedules to the Stock Purchase Agreement.
                                      Alleghany agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

                   99.1               Press Release Announcing the Signing by
                                      Alleghany Corporation of a Definitive
                                      Agreement Regarding the Sale of World
                                      Minerals Inc. to Imerys USA, Inc.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALLEGHANY CORPORATION


Date:  May 23, 2005                       By:      /s/ Peter R. Sismondo
                                              ----------------------------------
                                              Name:   Peter R. Sismondo
                                              Title:  Vice President,
                                                         Controller, Treasurer
                                                         and Assistant Secretary


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
                                Index to Exhibits


              Exhibit Number          Exhibit Description
              --------------          -------------------
                 10.1(a)              Stock Purchase Agreement, dated as of
                                      May 19, 2005, by and among Imerys
                                      USA, Inc., Imerys, S.A. and Alleghany
                                      Corporation (the "Stock Purchase
                                      Agreement")

                 10.1(b) List of Contents of Exhibits and Schedules to the Stock Purchase Agreement.
                                      Alleghany agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

                   99.1               Press Release Announcing the Signing by
                                      Alleghany Corporation of a Definitive
                                      Agreement Regarding the Sale of World
                                      Minerals Inc. to Imerys USA, Inc.


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